                                                                   EXHIBIT 10.58

                            DATED 24 SEPTEMBER, 2002





                              DWEER TECHNOLOGY LTD.



                                      -AND-



                                 DESALCO LIMITED





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                            Distributorship Agreement
                                   relating to
                                 DWEER Products

              ---------------------------------------------------








                                [CAMPBELLS logo]
                         4th Floor, Scotiabank Building
                                 P.O. Box 884GT
                                  Grand Cayman
                                 Cayman Islands

THIS DISTRIBUTORSHIP AGREEMENT is made on 24 September, 2002

BETWEEN:

(1) DWEER TECHNOLOGY LTD., a Cayman Islands exempted company, the registered office of which is c/o Campbell Corporate Services Limited, 4th Floor, Scotiabank Building, P.O. Box 268GT, Grand Cayman, Cayman Islands (hereinafter "DWEER-TECH"); and

(2) DESALCO LIMITED, a Cayman Islands company duly incorporated in the Cayman Islands, the registered office of which is c/o Campbell Corporate Services Limited, 4th Floor, Scotiabank Building, P.O. Box 268GT, Grand Cayman, Cayman Islands (hereinafter "DESALCO").


WHEREAS:

(A) DWEER-Tech manufactures, markets and sells an energy recovery system for desalination plants under the trademarks "DWEER" and "LinX" and holds, inter alia, certain patents and patent applications in relation thereto.

(B) DesalCo wishes to have the exclusive right to sell and distribute "DWEER" and "LinX" products in the Territory (as defined below).


NOW IT IS HEREBY AGREED as follows:-

1.       INTERPRETATION

         1.1 In this Agreement, save where otherwise provided or where the context otherwise requires or admits, the following terms and expressions shall have the meaning set out below:


                  "AFFILIATE"               means at any time during the term of
                                            this Agreement or extension thereof
                                            with respect to a person, another
                                            person that directly, or indirectly
                                            through one or more intermediaries,
                                            controls, or is controlled by, or is
                                            under common control with, such
                                            person;

                  "PRODUCTS"                means the work-exchanger (also
                                            called pressure-exchanger)
                                            energy-recovery systems, components
                                            and sub-components thereof for use
                                            for water desalination using the
                                            reverse osmosis process manufactured
                                            and sold by DWEER-Tech;

                  "DWEER
                  INTELLECTUAL
                  PROPERTY"                 any patent, copyright, registered or
                                            unregistered design, trade mark, or
                                            other industrial or intellectual
                                            property right subsisting worldwide
                                            in respect of the Products, and any
                                            applications for the same;

                  "PERSON" includes an individual, partnership, firm, company, association, unincorporated association or organisation or any entity or body of whatsoever nature including a governmental, quasi governmental, judicial or regulatory entity or any department, agency, or political subdivision thereof;


                  "TERRITORY"               means:

                                             (a)  all countries, territories and
                                                  protectorates in or bordering
                                                  on the Gulf of Mexico and the
                                                  Caribbean Sea excluding,
                                                  except as provided for in
                                                  sub-clause (c) hereof, the
                                                  mainland of Mexico, Belize,
                                                  Guatemala, Honduras,
                                                  Nicaragua, Costa Rica, Panama,
                                                  Columbia and Venezuela; and

                                             (b)  the Bahamas, Barbados, and the
                                                  Turks and Caicos Islands; and

                                             (c)  the mainland territory within
                                                  30 miles of the Gulf of Mexico
                                                  or Caribbean Sea coasts of
                                                  Mexico, Belize, Guatemala,
                                                  Honduras, Nicaragua, Costa
                                                  Rica, Panama, Columbia and
                                                  Venezuela

                                             save that the continental United
                                             States and associated United States
                                             coastal islands (e.g. Florida Keys,
                                             but not the U.S. Virgin Islands or
                                             Puerto Rico) are specifically
                                             excluded;

                  "TRADE MARKS"             the trademarks "DWEER" and
                                            "LinX" and all other names, symbols,
                                            trade and service marks (whether
                                            registered or unregistered) used by
                                            DWEER-Tech in connection with or in
                                            relation to the Products from time
                                            to time.

         1.2 In this Agreement, save where otherwise provided or where the context otherwise requires or admits:

                  (a) references to any law or provision of law shall include a reference to any law or provision of any law which amends or replaces, or has amended or replaced, it;

                  (b) references to this Agreement or any other agreement or document shall be construed as a reference to this Agreement as the same may from time to time be amended, varied or supplemented;

                  (c) a "clause" or "schedule" is a reference to a clause hereof or schedule hereto;

                  (d) a "sub-clause" is a reference to a sub-clause of the clause in which the reference appears;

                  (e) any word, term or expression (including defined terms and expressions) that imports any gender shall include all genders and words and terms (including defined terms and expressions) importing the singular shall include the plural and vice versa.

         1.3 In this Agreement the headings are inserted for convenience only and shall not affect the construction hereof.

         1.4 The schedules hereto form part of this Agreement and shall have effect as if set out herein. Any reference to this "Agreement" shall include the schedules.

2.       DISTRIBUTION OF PRODUCTS IN THE TERRITORY

         2.1 For the period set out in clause 9 below, DWEER-Tech hereby grants DesalCo the exclusive right to distribute and sell the Products in the Territory, and DesalCo agrees to act in such capacity, subject to and upon the terms and conditions of this

                  Agreement. For the avoidance of doubt, DesalCo may sell and/or deliver the Products inside or outside of the Territory, provided that such Products are to be installed and used within the Territory.

         2.2 For the period that DesalCo has the exclusive right to distribute and sell the Products in the Territory, DWEER-Tech:

                  (a) shall not appoint any other person as a distributor or agent for the Products in the Territory;

                  (b) shall not supply the Products to any person other than DesalCo or, at the request of DesalCo, Affiliates of DesalCo, who, to the knowledge of DWEER-Tech, intends to use or install such Products in the Territory or intends to resell such Products to any person who intends to use or install such Products in the Territory without the prior written consent of DesalCo; and

                  (c) shall obtain a written undertaking, from all persons to whom it sells the Products (other than DesalCo and Affiliates of DesalCo which it supplies at the request of DesalCo) that they (1) shall not use or install such Products within the Territory and (2) shall not resell such Products to any person who intends to use or install such Products inside the Territory.

         2.3      DesalCo and its Affiliates shall during the term of this
                  Agreement:

                  (a) not obtain the Products for resale from any person other than DWEER-Tech;

                  (b)      not obtain any goods which compete with the Products;

                  (c) not be concerned or interested, either directly or indirectly, in the design, manufacture, distribution, marketing or sale of any goods which compete with the Products;

                  (d) not sell the Products to any person who, to the knowledge of DesalCo or its Affiliates, intends to use or install such Products in any country which is outside the Territory or intends to resell such Products to any person who intends to use or install such Products outside the Territory; and

                  (e) obtain a written undertaking from all persons to whom it sells the Products that they (1) shall not use or install such Products outside the Territory and (2) shall not resell such Products to any person who intends to use or install such Products outside the Territory.

         2.4 Any energy-recovery devices (including pressure-exchangers or work-exchangers) for water desalination using the reverse osmosis process to be installed on reverse osmosis desalination units with a brine flowrate of less than 880 US gallons per minute (200 m3/hour) shall be deemed to be goods which do not compete with the Products.

         2.5 DesalCo shall be entitled to describe itself as DWEER-Tech's "authorised exclusive distributor" for the Products in the Territory but it shall not hold itself out as DWEER-Tech's agent for sales of the Products or as being entitled to bind DWEER-Tech in any way.

         2.6 DesalCo shall not without the express written permission of DWEER-Tech sell through a sales agent or to a sub-distributor any Products which it purchases from DWEER-Tech.

         2.7      Nothing in this Agreement shall entitle DesalCo to;

                  (a) any priority of supply in relation to the Products as against DWEER-Tech's other distributors or customers;

                  (b) any right or remedy against DWEER-Tech if any Product is sold, installed, or used in the Territory by any person other than DesalCo or its Affiliates, provided that DWEER-Tech can show that it has obtained the written undertaking required by sub-clause 2.2(c) above and further provided that DWEER-Tech shall, at the request and expense of DesalCo, take all such steps as DesalCo may reasonably require to assist DesalCo in preventing the installation, use or resale of such Products in the Territory.

         2.8 DWEER-Tech shall not have any right or remedy against DesalCo if any Product is sold, installed or used outside the Territory by any person to whom DesalCo or its Affiliates have supplied Products, provided that DesalCo can show that it has obtained the written undertaking required by clause 2.3(e) above and further provided that DesalCo shall, at the request and expense of DWEER-Tech, take all such steps as DWEER-Tech may reasonably require to assist DWEER-Tech in preventing the installation, use or resale of such Products outside the Territory.

3.       SUPPLY OF PRODUCTS

         3.1 DWEER-Tech shall use its reasonable endeavours to supply the Products to DesalCo in accordance with DesalCo's orders from time to time and to deliver the same in accordance with DesalCo's directions.

         3.2 DWEER-Tech shall not be under any obligation to continue the manufacture of all or any of the Products, and shall be entitled to make such alterations to the specifications of the Products as it may think fit from time to time and may, as it thinks fit from time to time, change, amend or replace any trademark used in relation to the Products (including, without limitation, the Trade Marks).

         3.3 The prices for each order of Products to be supplied under this Agreement shall be at least as good as and shall not be more than the lowest price charged by DWEER-Tech for comparable orders of Products by other persons.

         3.4 Each order for Products by DesalCo shall be in writing and shall constitute a separate contract and payment for such Products shall be made by DesalCo without deduction or set-off. The standard terms and conditions of sale of DWEER-Tech from time to time shall apply to all sales of the Products to DesalCo except to the extent that any of the same is inconsistent with any of the provisions of this Agreement, in which case the latter shall prevail, and subject to any modifications thereto agreed to in writing between DesalCo and DWEER-Tech.

         3.5 Prior to acceptance of an order, DesalCo shall provide DWEER-Tech with comprehensive accurate drawings and plans showing the manner in which Products will be incorporated into and installed in the relevant desalination plant. DesalCo shall give due regard to any observations or comments made by DWEER-Tech in relation thereto provided that DWEER-Tech shall not thereby incur any liability to DesalCo. DWEER-Tech's observations and comments shall be limited to compatibility of the Products with the relevant desalination plant. Save as agreed in writing by DWEER-Tech, DWEER-Tech shall not be liable or responsible for the design, operation or functioning of any desalination plants.

4.       MARKETING AND USE OF THE PRODUCTS

         4.1 DesalCo shall use its best endeavours to promote the sale and use of the Products throughout the Territory and to satisfy market demand therefor.

         4.2 DesalCo shall be entitled, subject to the terms of this Agreement, to promote and market the Products in the Territory in such manner as it may think fit, and in particular shall be entitled to resell the Products to its customers on such terms and at such prices as it may determine.

         4.3 DesalCo shall maintain such stocks of parts for the Products as may be necessary to meet its customers' requirements.

         4.4 In connection with the promotion, marketing and the sale of the Products, DesalCo shall:

                  (a) make clear, in all dealings with its customers and prospective customers, that it is acting as distributor of the Products and not as agent of DWEER-Tech;

                  (b) comply with all legal requirements from time to time in force relating to the storage and sale of the Products;

                  (c) use only such advertising, promotional, and selling materials as are approved in writing by DWEER-Tech;

                  (d) provide an after sale service for customers in relation to the Products on terms to be agreed from time to time between DesalCo and DWEER-Tech; and

                  (e) advise DWEER-Tech of projected sales of Products as early as reasonably possible.

         4.5 DWEER-Tech shall, from time to time, provide DesalCo with such samples, catalogues, brochures, and up to date information concerning the Products as DWEER-Tech may consider reasonably appropriate in connection with the sale of the Products in the Territory, and DWEER-Tech shall endeavour to answer as soon as practicable any technical enquiries concerning the Products which are made by DesalCo or its customers.

         4.6 DesalCo shall use its best endeavours to enable DWEER-Tech to conduct testing and experimentation of Products on plants owned or operated by DesalCo or its Affiliates at which Products are installed provided that DWEER-Tech shall indemnify and save harmless DesalCo from any costs, expenses, loss or damage, of whatever type and howsoever caused arising from or relating to such tests or experiments.

5.       INTELLECTUAL PROPERTY

         5.1 DWEER-Tech hereby authorises DesalCo to use the Trade Marks in the Territory on or in relation to the Products for the purposes only of exercising its rights in performing its obligations under this Agreement and DWEER-Tech shall not so authorise any other person, firm or company provided that DWEER-Tech may prohibit by notice in writing to DesalCo any particular use of the Trade Marks which in the opinion of DWEER-Tech damages the goodwill of DWEER-Tech in such Trade Marks.

         5.2 DesalCo shall ensure that each reference to and use of any of the Trade Marks by DesalCo is in a manner, from time to time, approved by DWEER-Tech and, if requested, accompanied by an acknowledgement, in a form approved by DWEER-Tech, that the same is a trade mark (or registered trade mark as the case may be) of DWEER-Tech.

         5.3      DesalCo shall not:

                  (a)      make any unauthorised modifications to the Products;

                  (b) alter, remove, or tamper with any Trade Marks, numbers or other means of identification used on or in relation to the Products;

                  (c) use any of the Trade Marks in any way that might prejudice their distinctiveness or validity;

                  (d) use in relation to the Products any trade marks other than the Trade Marks without first obtaining the prior written consent of DWEER-Tech; or

                  (e) use in the Territory any trade marks or trade names so resembling any Trade Marks or the trade names of DWEER-Tech as to be likely to cause confusion or deception.

         5.4 Except as provided in clause 5.1, DesalCo shall have no rights in relation to any of the Trade Marks or the goodwill associated therewith, and DesalCo hereby acknowledges that, except as expressly provided in this Agreement, it shall not acquire any rights in respect thereof and that all such rights and goodwill are, and shall remain, vested in DWEER-Tech, and that all rights and benefits arising from the use of the Trade Marks by DesalCo shall accrue to and be for the benefit of DWEER-Tech.

         5.5 DesalCo shall, at the request and expense of DWEER-Tech, take all such reasonable steps as DWEER-Tech may reasonably require to assist DWEER-Tech in maintaining the validity and enforceability of any DWEER Intellectual Property during the term of this Agreement.

         5.6 DesalCo shall, at the request and expense of DWEER-Tech, execute such agreements or licences in respect of the use of the Trade Marks in the Territory as DWEER-Tech may reasonably require, provided that the provisions thereof shall not be more onerous or restrictive than the provisions of this Agreement.

         5.7 DesalCo shall not, during the term of this Agreement, challenge the validity of any DWEER Intellectual Property.

         5.8 DesalCo shall not do or authorise any third party to do any act which would or might invalidate or be inconsistent with any DWEER Intellectual Property and shall not omit or authorise any third party to omit to do any act which, by its omission, would have that effect or character.

         5.9 DesalCo shall promptly and fully notify DWEER-Tech of any actual threatened or suspected infringement in the Territory of any DWEER Intellectual Property which comes to DesalCo's notice, and of any claim by any third party so coming to its notice that the importation of the Products into the Territory, or their sale therein, infringes any rights of any other person, and DesalCo shall at the request and expense of DWEER-Tech do all such things as may be reasonably required to assist DWEER-Tech in taking or resisting any proceedings in relation to any such infringement or claim.

6.       CONFIDENTIALITY

         6.1 Except as provided by clauses 6.3 and 6.4 below, DesalCo and any Affiliate thereof shall at all times during the continuance of this Agreement and thereafter:

                  (a) use its best endeavours to keep all Restricted Information (as defined below) confidential and accordingly shall not disclose any Restricted Information to any other person; and

                  (b) not use any Restricted Information for any purpose other than the performance of its obligations under this Agreement.

         6.2      "Restricted Information" means any information:

                  (a) which is disclosed to DesalCo by DWEER-Tech pursuant to or in connection with this Agreement (whether orally or in writing); or

                  (b) which relates to the Products and which comes into the knowledge, possession or control of DesalCo pursuant to this Agreement;

                  regardless of whether or not such information is expressly stated to be confidential or marked as such.

         6.3 Notwithstanding clauses 6.1 and 6.2 above, any Restricted Information may be disclosed by DesalCo to:

                  (a)      any customers or prospective customers;

                  (b) any governmental or other authority or regulatory body;

                  (c)      any employees or Affiliates of DesalCo;

                           to the extent only as is required for the purposes contemplated by this Agreement, or as is required by law and subject in each case to DesalCo using its best endeavours to ensure that the person in question keeps the same confidential and does not use the same except for the purposes for which the disclosure is made.

         6.4 Any Restricted Information may be used by DesalCo or its Affiliates for any purpose, or disclosed by DesalCo to any other person, to the extent only that it is, at the date hereof, or hereafter, is or becomes public knowledge through no fault of DesalCo or its Affiliates (provided that in doing so DesalCo and its Affiliates shall not disclose any Restricted Information which is not public knowledge).

         6.5 Any press releases, learned papers or similar publications made by DWEER-Tech or Dr. William T. Andrews that make reference to DesalCo or its Affiliates or plants owned or operated by DesalCo or its Affiliates shall be approved in advance by DesalCo provided that such approval shall not be unreasonably withheld and shall be given in a sufficiently timely manner.

7.       REPRESENTATIONS, WARRANTIES AND LIABILITY

         7.1 Subject as herein provided DWEER-Tech warrants to DesalCo that:

                  (a) all the Products supplied hereunder shall be of satisfactory quality and shall comply with any legal or other specification, agreed for them;

                  (b) it is not aware of any rights of any third party in the Territory which would or might render the sale of the Products, or the use of any of the Trade Marks on or in relation to the Products, unlawful.

         7.2      In the event of any breach of DWEER-Tech's warranty in clause
                  7.1 above (whether by reason of defective materials, production faults or otherwise) DWEER-Tech's liability shall be limited to:

                  (a)      replacement of the Products in question; or

                  (b) at DWEER-Tech's option, repayment of the purchase price therefor (where this has been paid).

         7.3 Notwithstanding anything to the contrary in this Agreement, DWEER-Tech shall not be liable to DesalCo by reason of any representation or implied warranty, condition or other term or any duty at common law, or under the express terms of this Agreement, for any consequential loss or damage (whether for loss of profit or otherwise and whether occasioned by the negligence of DWEER-Tech or its employees or agents or otherwise) arising out of or in connection with any act or omission of DWEER-Tech relating to the manufacture or supply of the Products, their resale by DesalCo or their use by any customer.

         7.4      Each party hereto represents and warrants to the other that:

                  (a) It is a validly existing company in good standing under the laws of its jurisdiction of incorporation and is duly qualified as necessary to carry on its business in the jurisdictions in which such business is carried on; and

                  (b) this Agreement has been duly authorised, executed and delivered by it and is a valid and legally binding obligation of it enforceable in accordance with its terms.

8.       FORCE MAJEURE

         8.1 If either party's performance of this Agreement is affected by Force Majeure (as defined below) it shall forthwith notify the other party of the nature and extent thereof.

         8.2 Neither party shall be held to be in breach of this Agreement, or otherwise be liable to the other, by reason of any delay in its performance, or non performance, of any of its obligations under this Agreement to the extent that such delay or non performance is due to Force Majeure of which it is notified to the other party, and the time for performance of such obligations shall be extended accordingly.

         8.3 If the Force Majeure in question prevails for a continuous period in excess of 180 days, the parties shall enter into bona fide negotiations with a view to alleviating its effects, or to agreeing such alternative arrangements as may be fair and reasonable, and if no agreement is reached between the parties with respect thereto within 30 days, then either party may upon giving written notice to the other, terminate this Agreement without prejudice to any rights, remedies or obligations which have accrued prior to termination.

         8.4 "Force Majeure" means, in relation to either party, any circumstances beyond the reasonable control of that party (including, without limitation, acts of god, war, strike, lock out, go slow, work to rule or other form of industrial action, fire, flood, civil disturbance, or government intervention or government failure to act).

9.       DURATION AND TERMINATION

         9.1 This Agreement shall come into force on the date of this Agreement and, subject as provided in clauses 9.2, 9.3 and 9.4 below, shall continue in force until 31st October, 2009 whereupon it shall terminate unless previously renewed or extended by the mutual written agreement of the parties hereto.

         9.2      DWEER-Tech shall be entitled to terminate this Agreement if:

                  (a) DesalCo fails to diligently promote the sale of and the use of the Products throughout the Territory provided that DesalCo does not have to offer to sell or sell the Products to competitors that are bidding in connection with the construction or expansion of desalination projects in the Territory in connection with which DesalCo or any of its Affiliates is also bidding (but DesalCo may do so at its sole and absolute discretion); or

                  (b) DesalCo at any time challenges the validity of all of any of the DWEER Intellectual Property;


                  provided that DesalCo fails to remedy the same within 30 days after receipt of written notice giving full particulars of the breach and requiring it to be remedied.

         9.3      DesalCo may, at any time, terminate this Agreement upon one
                  (1) month's prior written notice to DWEER-Tech.

         9.4 Either party shall be entitled forthwith to terminate this Agreement by written notice to the other (subject to clause
                  3.4 above) if:

                  (a) that other party commits any material breach of any of the provisions of this Agreement and, in the case of a breach capable of remedy, fails to remedy the same within 30 days after receipt of a written notice giving full particulars of the breach and requiring it to be remedied;

                  (b) an encumbrancer takes possession or a receiver is appointed over any of the property or assets of that other party;

                  (c) that other party makes any voluntary arrangement with its creditors or goes into winding up or liquidation (except for the purposes of amalgamation or reconstruction and in such manner that the company resulting therefrom effectively agrees to be bound by or assume the obligations imposed on that other party under this Agreement);

                  (d) anything analogous to any of the foregoing under the law of any jurisdiction occurs in relation to that other party; or

                  (e) that other party ceases, or threatens to cease, to carry on business.

         9.5 For the purposes of clause 9.4 above, a breach shall be considered capable of remedy if the party in breach can comply with the provision in question in all respects other than as to the time of performance (provided that time of performance is not of the essence).

         9.6 Any waiver by either party of a breach of any provision of this Agreement shall not be considered as a waiver of any subsequent breach of the same or any other provision thereof.

         9.7 The rights to terminate this Agreement given by this clause 9 shall be without prejudice to any other right or remedy of either party in respect of the breach concerned (if any) or any other breach.

10.      CONSEQUENCE OF TERMINATION OR EXPIRATION


         Upon termination of this Agreement for any reason:

         10.1 the terms of this Agreement shall continue in full force for so long as is required and to the extent and insofar as is necessary to allow DesalCo to complete any binding contracts for the sale of the Products in effect at the date of termination and any bids, offers, quotations and/or proposals made by DesalCo to other persons prior to termination of this Agreement which have been accepted before termination of this Agreement or are capable of being accepted after termination of this Agreement provided that, for the avoidance of doubt and notwithstanding the foregoing, the provisions of clauses 2.1, 2.2 and 2.5 above shall cease to apply forthwith upon termination of this Agreement;

         10.2 DesalCo shall cease to promote, market or advertise the Products or to make any use of the Trade Marks other than for the purpose of selling existing stock consisting of the Products and for such purpose only and to such extent the provisions of this Agreement shall continue in full force and effect;

         10.3 the provisions of clause 6, and any other clauses which are intended to survive the termination of this Agreement, shall continue in force in accordance with their respective terms notwithstanding termination of this Agreement;

         10.4 DesalCo shall have no claim against DWEER-Tech for compensation for loss of distribution rights, loss of goodwill or any similar loss;

         10.5 subject to as otherwise provided herein and to any rights, remedies or obligations which have accrued prior to termination, neither party shall have any further obligation to the other under this Agreement.

11.      MISCELLANEOUS PROVISIONS

         11.1 DWEER-Tech may assign this Agreement and its rights hereunder to any purchaser or transferee of the DWEER Intellectual Property and any such assignee shall serve on DesalCo an instrument in writing agreeing to be bound by the relevant provisions of this Agreement whereon DWEER-Tech and DesalCo shall be released from their respective obligations hereunder and their respective rights hereunder shall be cancelled, DesalCo shall assume and acquire obligations and rights in relation to such assignee identical to those from which DesalCo was released and which were cancelled by DesalCo as aforesaid and the assignee shall assume and acquire obligations and rights in relation to DesalCo identical to those from which DWEER-Tech was released and which were cancelled by DWEER-Tech as aforesaid.

         11.2 DWEER-Tech shall be entitled to perform any of the obligations undertaken by it and to exercise any of the rights granted to it under this Agreement through any Affiliate and any act or omission of any such Affiliate shall for the purposes of this Agreement be deemed to be the act or omission of DWEER-Tech.

         11.3 DesalCo may assign this Agreement to any Affiliate, but otherwise DesalCo may not without the prior written consent of DWEER-Tech assign, mortgage, charge (otherwise than by floating charge) or dispose of any of its rights hereunder, or subcontract or otherwise delegate any of its obligations hereunder.

         11.4 Nothing in this Agreement shall create or be deemed to create a partnership or relationship of principal and agent or employer and employee between the parties.

         11.5 This Agreement contains the entire agreement between the parties with respect to the subject matter hereof, supersedes all previous agreements and understandings between the parties with respect hereto, and may not be modified except by an instrument in writing signed by the duly authorised representatives of the parties.

         11.6 Each party acknowledges that in entering into this Agreement it does not do so on the basis of, and does not rely on, any representation, warranty or other provision except as expressly provided herein, and all conditions, warranties, or other terms implied by statute or common law are hereby excluded to the fullest extent permitted by law.

         11.7 If any provision of this Agreement or any agreement entered into pursuant hereto is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:-

                  (a) the validity or enforceability in that jurisdiction of any other provision of this Agreement or such other agreement; or

                  (b) the validity or enforceability in other jurisdictions of that or any other provision of this Agreement or such other agreement.

12.      JURISDICTION

         This Agreement shall be governed by and construed in all respects in accordance with the laws of the Cayman Islands and each party hereby submits to the non-exclusive jurisdiction of the Cayman Islands Courts.

13.      NOTICES

         All notices or other communications required or permitted to be given hereunder shall be in writing and shall be served by delivering the same by hand or by sending the same by facsimile or reputable courier service and shall be deemed given, if sent by hand, when delivered, if sent by facsimile, upon the date stated in the transmission report or, if sent by courier service, on delivery by the relevant courier service, in each case, to the address set out below or such other address as is notified by the relevant person from time to time, provided that a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt shall only be deemed to be given on the next working day in that place:

         13.1     if to DWEER-Tech:

                  48 Par-la-Ville Road, Suite 381
                  Hamilton HM 11, Bermuda
                  Attention:  Managing Director
                  Facsimile No:+1 (441) 292-2024

         13.2     if to DesalCo

                  48 Par-la-Ville Road, Suite 381
                  Hamilton HM 11, Bermuda
                  Attention:  Managing Director
                  Facsimile No:+1 (441) 292-2024


AS WITNESS whereof the parties have hereto set their hands the day and year first before written.


SIGNED FOR AND ON BEHALF OF                 )
DESALCO LIMITED by                          )
William T. Andrews, Managing Director       )
in the presence of:                         )


                                        /s/ WILLIAM ANDREWS
                                        --------------------------------------
                                        William T. Andrews, Managing Director

/s/ DONNA STAMPER
----------------------------------
Witness
Witness name: Donna Stamper
Address: 95 South Road, Paget, Bermuda
Occupation: Administration Manager




SIGNED FOR AND ON BEHALF OF                 )
DWEER TECHNOLOGY LTD. by                    )
Margaret D. Andrews, Director               )
in the presence of:                         )

                                        /s/ MARGARET ANDREWS
                                        --------------------------------------
                                        Margaret D. Andrews, Director

/s/ DEREK WOOLLEY
----------------------------------
Witness
Witness name: Derek Woolley
Address: 32 Bostock Hill East, Paget, Bermuda
Occupation: Engineering Manager